EXHIBIT 99.1

Quanex Building Products Announces Fourth Quarter and Fiscal Year 2017 Results

Over $45 Million of Bank Debt Paid Down in 2017
Growth and Margin Expansion Expected in 2018

HOUSTON, Dec. 11, 2017 (GLOBE NEWSWIRE) -- Quanex Building Products Corporation (NYSE:NX) (“Quanex” or the “Company”) today announced its results for the quarter and fiscal year ended October 31, 2017.

Bill Griffiths, Chairman, President and Chief Executive Officer, commented, “Fiscal 2017 was a year with a lot of moving parts related to eliminating low margin business from the portfolio, consolidating facilities and redeploying assets; however, we are now well positioned for growth and margin expansion in 2018.  The hurricanes that hit Texas and Florida in August and September created some softness and inefficiencies during the fourth quarter, mostly in our North American Cabinet Components segment, but we anticipate incremental demand for our products in the coming months and years as rebuilding efforts continue.  Looking past the noise, the underlying growth rate for our legacy fenestration business in the U.S. was 6.1% in fiscal 2017, which is more than double Ducker’s latest window shipment estimate of 2.9% growth for the twelve months ended September 30, 2017.  Free cash flow continued to be strong in fiscal 2017, which allowed us to repay more than $45 million of bank debt.  Looking ahead, we will continue to focus on generating cash and deleveraging the balance sheet.”

Fourth Quarter and Fiscal Year 2017 Results Summary

Quanex reported the following selected financial results:

	Three Months Ended October 31,		Twelve Months Ended October 31,
	2017	2016	2017	2016
Net Sales	$233.0	$249.2	$866.6	$928.2
Net Income (loss)	$10.7	$5.4	$18.7	($1.9)
Diluted EPS	$0.31	$0.16	$0.54	($0.05)

Adjusted Net Income	$13.1	$15.7	$27.0	$27.7
Adjusted Diluted EPS	$0.37	$0.45	$0.77	$0.82
Adjusted EBITDA	$33.3	$34.6	$99.0	$110.3
(See Non-GAAP Terminology Definitions and Disclaimers section, Non-GAAP Financial Measure Disclosure table and Selected Segment Data table for additional information)

The decreases in net sales were largely driven by the Company’s decision to exit business that does not meet its financial objectives. (See Sales Analysis table for additional information)

The decreases in adjusted earnings were primarily attributable to lower volumes and short-term inefficiencies related to transitioning away from less profitable business throughout the year coupled with the impact of hurricanes in the U.S. during the fourth quarter.  (See Non-GAAP Terminology Definitions and Disclaimers section, Non-GAAP Financial Measure Disclosure table and Selected Segment Data table for additional information)

As of October 31, 2017, Quanex’s leverage ratio of Net Debt to LTM Adjusted EBITDA was 2.3x.  The Company remains focused on generating Free Cash Flow to pay down debt and expects to end fiscal 2018 with a leverage ratio below 2.0x.  (See Non-GAAP Terminology Definitions and Disclaimers section for additional information)

Business Update

Quanex divested its non-core wood flooring business, Owens Flooring, on October 31, 2017.  Owens Flooring contributed $9.4 million of revenue and net income of less than $0.1 million, excluding the loss on the sale of the plant, in fiscal 2017.

Outlook

Bill Griffiths, Chairman, President and Chief Executive Officer, stated, “We continue to be encouraged by the macro indicators that impact our business and believe this housing cycle has several years to run at low-to-mid single-digit growth rates for Quanex as a whole.  In fact, after adjusting for the foreign exchange impact, the divestiture of the wood flooring business and other business we consciously shed, the consolidated business grew at 4.4% in 2017.  We anticipate a similar growth rate in 2018.  As a result, we expect to generate net sales of $890 million to $900 million and Adjusted EBITDA* of $103 million to $108 million.”

*When Quanex provides expectations for Adjusted EBITDA on a forward-looking basis, a reconciliation of the differences between the non-GAAP expectations and corresponding GAAP measures is generally not available without unreasonable effort.  Certain items required for such a reconciliation are outside of the Company’s control and/or cannot be reasonably predicted or estimated, such as the provision for income taxes.

Conference Call and Webcast Information
The Company has scheduled a conference call for Tuesday, December 12, 2017, at 11:00 a.m. ET (10:00 a.m. CT).  To participate in the conference call dial (877) 388-2139 for domestic callers and (541) 797-2983 for international callers, in both cases using the conference passcode 5996538, and ask for the Quanex call a few minutes prior to the start time.  A link to the live audio webcast will also be available on the Company’s website at http://www.quanex.com in the Investors section under Presentations & Events.  A telephonic replay of the call will be available approximately two hours after the live broadcast ends and will be accessible through December 19, 2017.  To access the replay dial (855) 859-2056 for domestic callers and (404) 537-3406 for international callers, in both cases referencing conference passcode 5996538.

About Quanex

Quanex Building Products Corporation is an industry-leading manufacturer of components sold to Original Equipment Manufacturers (OEMs) in the building products industry.  Quanex designs and produces energy-efficient fenestration products in addition to kitchen and bath cabinet components.

For more information contact Scott Zuehlke, Vice President, Investor Relations & Treasurer, at 713-877-5327 or scott.zuehlke@quanex.com.

Non-GAAP Terminology Definitions and Disclaimers

Adjusted Net Income (Loss) (defined as net income further adjusted to exclude purchase price accounting inventory step-ups, transaction costs, gain/loss on the sale of fixed assets, one-time employee benefit adjustment, restructuring charges, adjustments related to accelerated depreciation and amortization for restructured PP&E and intangible assets, interest expense adjustments related to the write off of deferred loan costs, unamortized original issuance discount and prepayment call premium related to debt refinance, other net adjustments related to foreign currency transaction gain/loss and effective tax rates reflecting impacts of adjustments on a with and without basis) and Adjusted EPS are non-GAAP financial measures that Quanex believes provide a consistent basis for comparison between periods and more accurately reflects operational performance, as they are not influenced by certain income or expense items not affecting ongoing operations. EBITDA (defined as net income or loss before interest, taxes, depreciation and amortization and other, net) and Adjusted EBITDA (defined as EBITDA further adjusted to exclude purchase price accounting inventory step-ups, transaction costs, gain/loss on the sale of fixed assets, one-time employee benefit adjustment and restructuring charges) are non-GAAP financial measures that the Company uses to measure operational performance and assist with financial decision-making.  Net Debt is calculated using the sum of current maturities of long-term debt and long-term debt, minus cash and cash equivalents.  The leverage ratio of Net Debt to LTM Adjusted EBITDA is a financial measure that Quanex believes is useful to investors and financial analysts in evaluating the Company’s leverage.  In addition, with certain limited adjustments, this leverage ratio is the basis for a key covenant in Quanex’s credit agreement.  Free Cash Flow is a non-GAAP measure calculated using cash provided by operating activities less capital expenditures.   Quanex believes that the presented non-GAAP measures provide a consistent basis for comparison between periods, and will assist investors in understanding the Company’s financial performance when comparing results to other investment opportunities.  The presented non-GAAP measures may not be the same as those used by other companies.  Quanex does not intend for this information to be considered in isolation or as a substitute for other measures prepared in accordance with U.S. GAAP.

Forward Looking Statements

Statements that use the words “estimated,” “expect,” “could,” “should,” “believe,” “will,” “might,” or similar words reflecting future expectations or beliefs are forward-looking statements. The forward-looking statements include, but are not limited to, the Company’s future operating results, future financial condition, future uses of cash and other expenditures, expenses and tax rates, expectations relating to Quanex’s industry, and the Company’s future growth, including any guidance discussed in this press release.  The statements and guidance set forth in this release are based on current expectations.  Actual results or events may differ materially from this release.  For a complete discussion of factors that may affect Quanex’s future performance, please refer to the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2016, under the sections entitled “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors”.  Any forward-looking statements in this press release are made as of the date hereof, and Quanex undertakes no obligation to update or revise any forward-looking statements to reflect new information or events.

QUANEX BUILDING PRODUCTS CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(In thousands, except per share data)
(Unaudited)

	Three Months Ended October 31,		Twelve Months Ended October 31,
	2017	2016	2017	2016

Net sales	$232,959	$249,171	$866,555	$928,184
Cost of sales	178,325	188,168	672,162	710,644
Selling, general and administrative	23,142	26,480	97,981	114,910
Restructuring charges	1,467	529	4,550	529
Depreciation and amortization	13,794	13,387	57,495	53,146
Asset impairment charges	-	12,602	-	12,602
Operating income	16,231	8,005	34,367	36,353
Interest expense	(2,469)	(2,174)	(9,595)	(36,498)
Other, net	158	(1,443)	730	(5,479)
Income (loss) before income taxes	13,920	4,388	25,502	(5,624)
Income tax (expense) benefit	(3,188)	1,043	(6,819)	3,765
Net income (loss)	$10,732	$5,431	$18,683	$(1,859)

Income (loss) per common share, basic	$0.31	$0.16	$0.55	$(0.05)
Income (loss) per common share, diluted	$0.31	$0.16	$0.54	$(0.05)

Weighted average common shares outstanding:
Basic	34,493	33,953	34,230	33,876
Diluted	35,169	34,536	34,837	33,876

Cash dividends per share	$0.04	$0.04	$0.16	$0.16

QUANEX BUILDING PRODUCTS CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	October 31, 2017	October 31, 2016
ASSETS
Current assets:
Cash and cash equivalents	$17,455	$25,526
Accounts receivable, net	79,411	83,625
Inventories, net	87,529	84,335
Prepaid and other current assets	7,406	10,488
Total current assets	191,801	203,974
Property, plant and equipment, net	211,131	198,497
Goodwill	222,194	217,035
Intangible assets, net	139,778	154,180
Other assets	8,975	6,667
Total assets	$773,879	$780,353

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$44,150	$47,781
Accrued liabilities	38,871	55,101
Income taxes payable	2,192	732
Current maturities of long-term debt	21,242	10,520
Total current liabilities	106,455	114,134
Long-term debt	218,184	259,011
Deferred pension and postretirement benefits	4,433	8,167
Deferred income taxes	21,960	18,322
Other liabilities	16,000	12,888
Total liabilities	367,032	412,522
Stockholders’ equity:
Common stock	375	376
Additional paid-in-capital	255,719	254,540
Retained earnings	225,704	214,047
Accumulated other comprehensive loss	(25,076)	(38,765)
Treasury stock at cost	(49,875)	(62,367)
Total stockholders’ equity	406,847	367,831
Total liabilities and stockholders' equity	$773,879	$780,353

QUANEX BUILDING PRODUCTS CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW
(In thousands)
(Unaudited)

	Twelve Months Ended October 31,
	2017	2016
Operating activities:
Net income (loss)	$18,683	$(1,859)
Adjustments to reconcile net income (loss)' to cash provided by operating activities:
Depreciation and amortization	57,495	53,146
Stock-based compensation	5,189	6,089
Deferred income tax	(112)	(8,469)
Excess tax benefit from share-based compensation	(248)	(136)
Loss (gain) on the disposition of capital assets	1,528	(20)
Charge for deferred loan costs and debt discount	-	16,022
Asset impairment charge	-	12,602
Gain on involuntary conversion	-	-
Other, net	1,741	339
Changes in assets and liabilities, net of effects from acquisitions:
Decrease in accounts receivable	5,378	796
(Increase) decrease in inventory	(3,240)	5,346
Increase in other current assets	186	2,503
Decrease in accounts payable	(4,893)	(2,273)
(Decrease) increase in accrued liabilities	(8,497)	1,246
Increase (decrease) in income taxes	4,670	(365)
(Decrease) increase in deferred pension and postretirement benefits	(271)	588
Increase in other long-term liabilities	1,382	956
Other, net	(437)	(93)
Cash provided by operating activities	78,554	86,418
Investing activities:
Acquisitions, net of cash acquired	(8,497)	(245,904)
Capital expenditures	(34,564)	(37,243)
Proceeds from disposition of capital assets	1,937	1,044
Cash used for investing activities	(41,124)	(282,103)
Financing activities:
Borrowings under credit facilities	53,500	634,800
Repayments of credit facility borrowings	(98,875)	(422,875)
Debt issuance costs	-	(11,435)
Repayments of other long-term debt	(2,722)	(2,185)
Common stock dividends paid	(5,516)	(5,470)
Issuance of common stock	7,953	3,400
Excess tax benefit from share-based compensation	248	136
Cash (used for) provided by financing activities	(45,412)	196,371
Effect of exchange rate changes on cash and cash equivalents	(89)	1,715
(Decrease) increase in cash and cash equivalents	(8,071)	2,401
Cash and cash equivalents at beginning of period	25,526	23,125
Cash and cash equivalents at end of period	$17,455	$25,526

QUANEX BUILDING PRODUCTS CORPORATION
NON-GAAP FINANCIAL MEASURE DISCLOSURE
(In thousands, except per share data)
(Unaudited)

Reconciliation of Adjusted Net Income and Adjusted EPS	Three Months Ended October 31, 2017			Three Months Ended October 31, 2016			Twelve Months Ended October 31, 2017			Twelve Months Ended October 31, 2016
	Net Income	Diluted EPS		Net Income	Diluted EPS		Net Income	Diluted EPS		Net Income	Diluted EPS
Net income (loss) as reported	$10,732	$0.31		$5,431	$0.16		$18,683	$0.54		$(1,859)	$(0.05)
Reconciling items from below	2,337	0.06		10,214	0.29		8,303	0.23		29,551	0.87
Adjusted Net income and Adjusted EPS	$13,069	$0.37		$15,645	$0.45		$26,986	$0.77		$27,692	$0.82

Reconciliation of Adjusted EBITDA	Three Months Ended October 31, 2017			Three Months Ended October 31, 2016			Twelve Months Ended October 31, 2017			Twelve Months Ended October 31, 2016
	Reconciliation			Reconciliation			Reconciliation			Reconciliation
Net income (loss) as reported	$10,732			$5,431			$18,683			$(1,859)
Income tax (expense) benefit	3,188			(1,043)			6,819			(3,765)
Other, net	(158)			1,443			(730)			5,479
Interest expense	2,469			2,174			9,595			36,498
Depreciation and amortization	13,794			13,387			57,495			53,146
EBITDA	30,025			21,392			91,862			89,499
Reconciling items from below	3,263			13,164			7,156			20,790
Adjusted EBITDA	$33,288			$34,556			$99,018			$110,289

Reconciling Items	Three Months Ended October 31, 2017			Three Months Ended October 31, 2016			Twelve Months Ended October 31, 2017			Twelve Months Ended October 31, 2016
	Income Statement	Reconciling Items		Income Statement	Reconciling Items		Income Statement	Reconciling Items		Income Statement	Reconciling Items
Net sales	$232,959	$-		$249,171	$-		$866,555	$-		$928,184	$-
Cost of sales	178,325	-		188,168	(32)	(1)	672,162	(104)	(1)	710,644	(2,671)	(1)
Selling, general and administrative	23,142	(1,796)	(2)	26,480	(1)	(2)	97,981	(2,502)	(2)	114,910	(4,988)	(2)
Restructuring charges	1,467	(1,467)	(3)	529	(529)	(3)	4,550	(4,550)	(3)	529	(529)	(3)
EBITDA	30,025	3,263		33,994	562		91,862	7,156		102,101	8,188
Asset impairment charges	-			12,602	(12,602)	(4)	-			12,602	(12,602)	(4)
Depreciation and amortization	13,794	(731)	(5)	13,387	(1,295)	(5)	57,495	(6,233)	(4)	53,146	(1,295)	(5)
Operating income (loss)	16,231	3,994		8,005	14,459		34,367	13,389		36,353	22,085
Interest expense	(2,469)	-		(2,174)	-		(9,595)	-		(36,498)	16,677	(5)
Other, net	158	(111)	(6)	(1,443)	1,501	(6)	730	(625)	(6)	(5,479)	5,380	(6)
Income (loss) before income taxes	13,920	3,883		4,388	15,960		25,502	12,764		(5,624)	44,142
Income tax (expense) benefit	(3,188)	(1,546)	(7)	1,043	(5,746)	(7)	(6,819)	(4,461)	(7)	3,765	(14,591)	(7)
Net income (loss)	$10,732	$2,337		$5,431	$10,214		$18,683	$8,303		$(1,859)	$29,551

Diluted earnings (loss) per share	$0.31			$0.16			$0.54			$(0.05)

(1) Relates solely to purchase price accounting inventory step-up impact from HL Plastics acquisition.
(2) Acquisition related transaction costs, and the loss on the sale of plant in 4Q17.
(3) Restructuring charges relate to the closure of several manufacturing plant facilities.
(4) Impairment of goodwill at United States vinyl business in 2016.
(5) Accelerated depreciation and amortization for restructured PP&E and intangible assets.
(6) Foreign currency transaction (gains) losses.
(7) Impact on a with and without basis.

QUANEX BUILDING PRODUCTS CORPORATION
Segment Reconciliation
(In thousands)
(Unaudited)

The following tables reconcile the Company's segment presentation to account for the transfer of operating facilities from the North American Engineered Components segment to the Cabinet Components segment, as previously reported in our earnings release for the three-months and twelve-months ended October 31, 2016, to the current presentation:

	NA Engineered Components	EU Engineered Components	NA Cabinet Components	Unallocated Corp & Other	Total
Three months ended October 31, 2016
As previously reported
Net sales	$154,000	$39,953	$56,485	$(1,267)	$249,171
Cost of sales	111,491	27,754	49,844	(921)	188,168
Selling, general and administrative	16,548	5,817	2,554	1,561	26,480
Restructuring costs	387	-	142	-	529
Depreciation and amortization	8,874	2,148	2,239	126	13,387
Asset impairment charges	12,602	-	-	-	12,602
Operating income (loss)	$4,098	$4,234	$1,706	$(2,033)	$8,005

Reclassification
Net sales	$(6,007)	$-	$6,598	$(591)	$-
Cost of sales	(4,329)	-	4,920	(591)	-
Selling, general and administrative	(237)	-	194	43	-
Restructuring costs	-	-	-	-	-
Depreciation and amortization	(131)	-	131	-	-
Asset impairment charges	-	-	-	-	-
Operating income (loss)	$(1,310)	$-	$1,353	$(43)	$-

Current presentation
Net sales	$147,993	$39,953	$63,083	$(1,858)	$249,171
Cost of sales	107,162	27,754	54,764	(1,512)	188,168
Selling, general and administrative	16,311	5,817	2,748	1,604	26,480
Restructuring costs	387	-	142	-	529
Depreciation and amortization	8,743	2,148	2,370	126	13,387
Asset impairment charges	12,602	-	-	-	12,602
Operating income (loss)	$2,788	$4,234	$3,059	$(2,076)	$8,005

Twelve months ended October 31, 2016
As previously reported
Net sales	$560,029	$150,203	$223,391	$(5,439)	$928,184
Cost of sales	415,925	104,452	193,560	(3,293)	710,644
Selling, general and administrative	62,934	23,187	14,920	13,869	114,910
Restructuring costs	387	-	142	-	529
Depreciation and amortization	30,298	9,339	12,948	561	53,146
Asset impairment charges	12,602	-	-	-	12,602
Operating income (loss)	$37,883	$13,225	$1,821	$(16,576)	$36,353

Reclassification
Net sales	$(21,780)	$-	$24,728	$(2,948)	$-
Cost of sales	(16,770)	-	19,718	(2,948)	-
Selling, general and administrative	(851)	-	851	-	-
Restructuring costs	-	-	-	-	-
Depreciation and amortization	(505)	-	505	-	-
Asset impairment charges	-	-	-	-	-
Operating income (loss)	$(3,654)	$-	$3,654	$-	$-

Current presentation
Net sales	$538,249	$150,203	$248,119	$(8,387)	$928,184
Cost of sales	399,155	104,452	213,278	(6,241)	710,644
Selling, general and administrative	62,083	23,187	15,771	13,869	114,910
Restructuring costs	387	-	142	-	529
Depreciation and amortization	29,793	9,339	13,453	561	53,146
Asset impairment charges	12,602	-	-	-	12,602
Operating income (loss)	$34,229	$13,225	$5,475	$(16,576)	$36,353

QUANEX BUILDING PRODUCTS CORPORATION
SELECTED SEGMENT DATA
(In thousands)
(Unaudited)

This table provides operating income (loss), EBITDA, and Adjusted EBITDA by reportable segment. Non-operating expense and income tax expense are not allocated to the reportable segments.

	NA Engineered Components	EU Engineered Components	NA Cabinet Components	Unallocated Corp & Other	Total
Three months ended October 31, 2017
Net sales	$131,380	$41,830	$61,110	$(1,361)	$232,959
Cost of sales	97,523	29,572	52,214	(984)	178,325
Selling, general and administrative	14,076	5,449	3,887	(270)	23,142
Restructuring charges	1,357	-	110	-	1,467
Depreciation and amortization	7,932	2,080	3,650	132	13,794
Operating income (loss)	10,492	4,729	1,249	(239)	16,231
Depreciation and amortization	7,932	2,080	3,650	132	13,794
EBITDA	18,424	6,809	4,899	(107)	30,025
Transaction related costs	-	-	-	169	169
Loss on sale of plant	1,627	-	-	-	1,627
Restructuring charges	1,357	-	110	-	1,467
Adjusted EBITDA	$21,408	$6,809	$5,009	$62	$33,288
Adjusted EBITDA Margin %	16.3%	16.3%	8.2%		14.3%

Three months ended October 31, 2016
Net sales	$147,993	$39,953	$63,083	$(1,858)	$249,171
Cost of sales	107,162	27,754	54,764	(1,512)	188,168
Selling, general and administrative	16,311	5,817	2,748	1,604	26,480
Restructuring charges	387	-	142	-	529
Depreciation and amortization	8,743	2,148	2,370	126	13,387
Asset impairment charges	12,602	-	-	-	12,602
Operating income (loss)	2,788	4,234	3,059	(2,076)	8,005
Depreciation and amortization	8,743	2,148	2,370	126	13,387
EBITDA	11,531	6,382	5,429	(1,950)	21,392
Transaction related costs	-	-	-	1	1
Restructuring charges	387	-	142	-	529
Asset impairment charges	12,602	-	-	-	12,602
PPA-Inventory Step-up	-	32	-	-	32
Adjusted EBITDA	$24,520	$6,414	$5,571	$(1,949)	$34,556
Adjusted EBITDA Margin %	16.6%	16.1%	8.8%		13.9%

Twelve months ended October 31, 2017
Net sales	$474,878	$147,963	$248,808	$(5,094)	$866,555
Cost of sales	357,806	104,876	213,257	(3,777)	672,162
Selling, general and administrative	52,889	20,581	16,626	7,885	97,981
Restructuring charges	3,564	-	986	-	4,550
Depreciation and amortization	34,308	8,833	13,811	543	57,495
Operating income (loss)	26,311	13,673	4,128	(9,745)	34,367
Depreciation and amortization	34,308	8,833	13,811	543	57,495
EBITDA	60,619	22,506	17,939	(9,202)	91,862
Transaction related costs	-	-	-	497	497
Mexico restructuring, loss on disposal of fixed assets	-	-	190	-	190
One-time employee benefit adjustment	-	-	188	-	188
PPA-Inventory Step-up	-	104	-	-	104
Loss on sale of plant	1,627	-	-	-	1,627
Restructuring charges	3,564	-	986	-	4,550
Asset impairment charges	-	-	-	-	-
Adjusted EBITDA	$65,810	$22,610	$19,303	$(8,705)	$99,018
Adjusted EBITDA Margin %	13.9%	15.3%	7.8%		11.4%

Twelve months ended October 31, 2016
Net sales	$538,249	$150,203	$248,119	$(8,387)	$928,184
Cost of sales	399,155	104,452	213,278	(6,241)	710,644
Selling, general and administrative	62,083	23,187	15,771	13,869	114,910
Restructuring charges	387	-	142	-	529
Depreciation and amortization	29,793	9,339	13,453	561	53,146
Asset impairment charges	12,602	-	-	-	12,602
Operating income (loss)	34,229	13,225	5,475	(16,576)	36,353
Depreciation and amortization	29,793	9,339	13,453	561	53,146
EBITDA	64,022	22,564	18,928	(16,015)	89,499
Transaction related costs	-	-	-	4,988	4,988
Restructuring charges	387	-	142	-	529
Asset impairment charges	12,602	-	-	-	12,602
PPA-Inventory Step-up	-	384	2,287	-	2,671
Adjusted EBITDA	$77,011	$22,948	$21,357	$(11,027)	$110,289
Adjusted EBITDA Margin %	14.3%	15.3%	8.6%		11.9%

QUANEX BUILDING PRODUCTS CORPORATION
SALES ANALYSIS
(In thousands)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	October 31, 2017	October 31, 2016 (1)	October 31, 2017	October 31, 2016 (1)

NA Engineered Components:
United States - fenestration (2)	$110,659	$124,670	$399,694	$444,571
International - fenestration	9,334	9,530	34,279	38,439
United States - non-fenestration	5,673	8,677	25,263	36,986
International - non-fenestration	5,714	5,116	15,642	18,253
	$131,380	$147,993	$474,878	$538,249
EU Engineered Components (3):
United States - fenestration	$-	$159	$303	$412
International - fenestration	37,015	35,283	129,140	134,631
International - non-fenestration	4,815	4,511	18,520	15,160
	$41,830	$39,953	$147,963	$150,203
NA Cabinet Components:
United States - fenestration	$5,597	$3,008	$17,083	$21,779
United States - non-fenestration (4)	54,977	59,431	229,550	223,664
International - non-fenestration	536	644	2,175	2,676
	$61,110	$63,083	$248,808	$248,119
Unallocated Corporate & Other:
Eliminations	$(1,361)	$(1,858)	$(5,094)	$(8,387)
	$(1,361)	$(1,858)	$(5,094)	$(8,387)

Net Sales	$232,959	$249,171	$866,555	$928,184

(1) Updated to reflect transfer of operating facilities from NA Engineered Components to NA Cabinet Components. See Reconciliation for additional details.
(2) Reflects the loss of revenue associated with eliminated products of $14.5 million and $67.9 million for the three-months and twelve-months ended October 31, 2017, respectively.
(3) Reflects a gain of $1.0 million, and a loss $10.7 million in revenue associated with foreign currency impacts for the three-months and twelve-months ended October 31, 2017, respectively.
(4) Reflects the loss of revenue associated with eliminated products of $2.0 million and $10.3 million for the three-months and twelve-months ended October 31, 2017, respectively.